                            THE MARQUEE GROUP, INC.

                                CREDIT AGREEMENT

                                Amendment No. 3

         This Amendment, dated as of November 13, 1998 (this "Third Amendment"), is among The Marquee Group, Inc., a Delaware corporation (the "Company"), its subsidiaries set forth on the signature pages hereof (the "Subsidiaries") and BankBoston, N.A., as Agent for the Lenders under the Credit Agreement (as defined below). The parties agree as follows:

         1. Credit Agreement; Definitions. This Third Amendment amends the Credit Agreement dated as of July 31, 1998 among the parties hereto and the Lenders (as heretofore amended and in effect prior to giving effect to this Third Amendment, the "Credit Agreement"). Terms defined in the Credit Agreement as amended hereby (the "Amended Credit Agreement") and not otherwise defined herein are used with the meaning so defined.
7
         2. Amendment of Credit Agreement. Effective upon the date all the conditions set forth in Section 4 hereof are satisfied (the "Amendment Date"), the Credit Agreement is amended as follows:

              2.1. Amendment of Section 6.5.1. Section 6.5.1 of the Credit Agreement is amended so that the table therein reads in its entirety as follows:

                      Period Ending                    Percentage
                      -------------                    ----------
               Initial Closing Date through
                    September 30, 1998                    450%

                 October 1, 1998 through
                      June 30, 1999                       425%

                   July 1, 1999 through
                   Final Maturity Date                    350%

         3. Representation and Warranty. In order to induce the Agent to enter into this Third Amendment, each of the Company and the Subsidiaries jointly and severally represents and warrants that, after giving effect to this Third Amendment, no Default exists.

         4. Conditions. The effectiveness of this Third Amendment shall be subject to the satisfaction of the following conditions:

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              4.1. Payment of Fees. The Company shall have paid (a) to the
         Agent an amendment fee in the amount of $25,000 and (b) all outstanding legal fees and expenses of the Agent's counsel that have accrued through the Amendment Date with respect to this Third Amendment and any other operations under the Credit Documents.

         5. General. The Amended Credit Agreement and all of the Credit Documents are each confirmed as being in full force and effect. This Third Amendment, the Amended Credit Agreement and the other Credit Documents referred to herein or therein constitute the entire understanding of the parties with respect to the subject matter hereof and thereof and supersede all prior and current understandings and agreements, whether written or oral. Each of this Third Amendment and the Amended Credit Agreement is a Credit Document and may be executed in any number of counterparts, which together shall constitute one instrument, and shall bind and inure to the benefit of the parties and their respective successors and assigns, including as such successors and assigns all holders of any Credit Obligation. This Third Amendment shall be governed by and construed in accordance with the laws (other than the conflict of law rules) of The Commonwealth of Massachusetts.


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                                      -2-
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         Each of the undersigned has caused this Third Amendment to be executed and delivered by its duly authorized officer as an agreement under seal as of the date first written above.


                                       THE MARQUEE GROUP, INC.


                                       By /s/ Jan E. Chason
                                         -----------------------------------
                                         Jan E. Chason
                                         Chief Financial Officer


                                       MARQUEE GROUP (UK) LIMITED
                                       ATHLETES AND ARTISTS, INC.
                                       SPORTS MARKETING AND TELEVISION
                                         INTERNATIONAL, INC.
                                       QBQ ENTERTAINMENT, INC.
                                       PROSERV, INC.
                                       PROSERV UK, INC.
                                       MARQUEE ALPHABET CITY RECORDS, INC.


                                       By /s/ Jan E. Chason
                                         -----------------------------------
                                         As Chief Financial Officer of each
                                         of the foregoing corporations


                                       BANKBOSTON, N.A.,
                                          as Agent under the Credit Agreement


                                       By /s/ Daniel Kortick
                                         -----------------------------------
                                         Title:


                                            Amendment No. 3 to Credit Agreement